UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-08606

Deutsche Asset Allocation Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2016

Annual Report
to Shareholders

Deutsche Asset Allocation Trust

(formerly Deutsche Target Date Series)

Deutsche Multi-Asset Conservative Allocation Fund

(formerly Deutsche LifeCompass 2015 Fund)

Deutsche Multi-Asset Global Allocation Fund

(formerly Deutsche LifeCompass 2020 Fund)

Deutsche Multi-Asset Moderate Allocation Fund

(formerly Deutsche LifeCompass 2030 Fund)

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summaries

20 Investment Portfolios

30 Statements of Assets and Liabilities

32 Statements of Operations

34 Statements of Changes in Net Assets

37 Financial Highlights

46 Notes to Financial Statements

70 Report of Independent Registered Public Accounting Firm

71 Information About Each Fund's Expenses

75 Tax Information

76 Advisory Agreement Board Considerations and Fee Evaluation

79 Board Members and Officers

84 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Small company stocks tend to be more volatile than medium-sized or large company stocks. The fund’s performance is directly related to the performance of the underlying portfolios or funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying portfolios or funds. The underlying funds could expose the fund to risks related to investing in inflation-indexed bonds, real estate securities, infrastructure related companies, commodities, frontier markets, micro-cap companies and the CROCI investment process. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 19 for more complete performance information.

Investment Strategy and Process

On October 16, 2015, the funds restructured from target date funds-of-funds into managed multi-asset funds with more flexible risk/return strategies that invest directly in individual securities and other investments, as well as other funds.

Using a risk/return strategic asset allocation process, portfolio management allocates a fund’s assets among various asset categories. Portfolio management periodically reviews the fund’s allocations and may adjust them based on current or anticipated market conditions, to manage risk consistent with the fund’s overall investment strategy, or on the basis of other relevant considerations.

Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes from time to time. Tactical allocations reflect views from Deutsche Asset Management’s Chief Investment Officer and global research platform. Tactical allocations, which may include derivative instruments, have shorter investment horizons, as positions reflect short-term views, and may be implemented as: (i) changes to a fund’s strategic asset allocation, (ii) the addition of new allocations, or (iii) changes to prior tactical allocations.

During the one-year period ended August 31, 2016, the three funds in the Asset Allocation Trust performed as follows:

Deutsche Multi-Asset Conservative Allocation Fund S&P Target Risk Conservative Index Morningstar Allocation 30%–50% Funds average	4.33% 7.09% 5.93%
Deutsche Multi-Asset Global Allocation Fund S&P Target Risk Moderate Index Morningstar World Allocation Funds average	–0.96% 7.27% 5.01%
Deutsche Multi-Asset Moderate Allocation Fund S&P Target Risk Moderate Index Morningstar Allocation 70%–85% Funds average	1.25% 7.27% 6.48%

Despite potentially challenging headlines and periodic bouts of volatility, the global financial markets delivered healthy returns across most major asset classes during the 12 months ended August 31, 2016. The majority of the positive performance occurred in the second half of the period, as the first half was characterized by adverse news flow and elevated investor risk aversion. From early November through mid-February, investors displayed a high aversion to risk due to the combination of slowing growth in China, plunging commodity prices and concerns that the U.S. Federal Reserve Board (the Fed) would take a more aggressive approach to raising interest rates. This backdrop weighed on the returns of stocks and other higher-risk asset classes, but the resulting "flight to safety" proved supportive for the U.S. Treasury market.

The investing environment changed for the better in mid-February, thanks in part to favorable shifts in global central bank policy. The European Central Bank and the Bank of Japan adopted negative interest-rate policies to spur their respective economies, while the Fed began to drop hints that it was unlikely to raise rates aggressively in 2016. These developments led to a revival in investor risk appetites and fueled a rebound in oil prices, which helped spark a strong recovery in global equities, high-yield bonds and other higher-risk market segments. Government bonds also continued to perform well in this interval, as investors began to anticipate that the world’s central banks would maintain their stimulative policies for an extended period. These positive trends remained in place through the end of August, with the only interruption coming from the reaction to the United Kingdom’s surprising vote in late June to leave the European Union ("Brexit"). The resulting sell-off proved short-lived, however, and the financial markets regained their footing in the final two months of the period.

When the dust settled at the end of August, most major asset classes had registered positive 12-month returns. Developed-market international equities were a notable exception, reflecting the U.K. and European markets’ higher vulnerability to the potential economic fallout from the Brexit vote.

"We recognize that the funds underperformed during the past year, and we took steps to rectify the shortfall."

Fund Performance

While the global financial markets produced solid returns, the funds underperformed their benchmarks and Morningstar peer groups by a sizable margin. Each fund pursues a specific strategy based on its individual objective and time horizon, but a few factors stood out as being detractors across all three.

First, we were positioned too aggressively at the beginning of the period. As a result, the funds had above-average sensitivity to the weakness in the global markets during that time. Second, the funds were underweight in emerging markets for the better part of their rally from February onward, causing them to miss out on the strong performance of the asset class in that time. We have since increased the position to a neutral weighting, but we did not make this move early enough to help the funds’ 12-month results. Third, we were tilted toward the growth style over value at a time in which the latter outperformed.

Of the three funds in the series, Deutsche Multi-Asset Global Allocation Fund experienced the largest shortfall in relative performance. By the nature of its strategy, the fund had a higher allocation to international equities than the other two funds in the series. Given that foreign stocks underperformed, this aspect of the fund’s approach acted as a meaningful headwind to its results. In terms of specific holdings, Deutsche Global Growth Fund finished just above the break-even mark, while iShares Currency Hedged MSCI EAFE ETF,* Deutsche Global Small Cap Fund and Deutsche European Equity Fund each posted a negative return. While the global aspect of the fund’s strategy weighed on performance in the short term, we continue to see the foreign equity markets as being home to an abundance of companies that are trading at reasonable valuations in relation to their growth prospects.

* Not held in the portfolio as of August 31, 2016.

Even though the funds produced disappointing results in the past year, a number of our individual positions performed well and added value. For instance, Deutsche Core Equity Fund — which is represented in all three portfolios — capitalized on the relative strength of domestic growth stocks and delivered a high, single-digit return. Weightings in funds invested in real-estate investment trusts (REITs) proved to be an additional positive, as the asset class performed very well due the sharp drop in bond yields and the continued health of the property markets worldwide. On the fixed-income side, our positions in domestic, investment-grade bond funds — particularly in the Multi-Asset Conservative Allocation Fund — enabled us to take advantage of the bond market’s strong return. In addition, our allocation to high-yield bonds across all three funds added value once the investment backdrop began to improve in the second half of the period.

The funds employed derivatives during the period for the purpose of managing cash flows, duration risk and currency risk, as well as establishing tactical positions. The use of derivatives had a net positive impact on performance in Deutsche Multi-Asset Conservative Allocation Fund, but it detracted in Deutsche Multi-Asset Moderae Allocation Fund and Deutsche Multi-Asset Global Allocation Fund.

Outlook and Positioning

We recognize that the funds underperformed during the past year, and we took steps to rectify the shortfall. Most notably, we added a tactical strategy to our longer-term approach to allocation, which gave us wider latitude to capitalize on short-term market volatility. In many cases, we employed futures contracts in order to maximize our flexibility. The tactical aspect of our strategy aided performance in the latter part of the reporting period, and we think it remains appropriate for a time likely to be characterized by elevated uncertainty and above-average volatility.

We believe the portfolios, as currently structured, provide diversified exposure to the various factors that are influencing the global economy. Although the summer months were relatively quiet in the world financial markets, we see a high likelihood of increased volatility ahead due to shaky global growth trends, the potential for shifting Fed policy and the ever-changing outlook for the U.S. elections. In this environment, we believe our rigorous approach to strategic and tactical asset allocation, combined with diligent risk management, can add meaningful value for the funds.

Portfolio Management Team

Pankaj Bhatnagar, PhD, Managing Director

Portfolio Manager of each fund. Began managing each fund in 2013.

— Joined Deutsche Asset Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

— Portfolio Manager for the Quantitative Group: New York.

— Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Darwei Kung, Director

Portfolio Manager of each fund. Began managing each fund in 2013.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P Target Risk Conservative Index emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns.

The S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Allocation 30%–50% Funds category represents funds in allocation categories that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%.

The Morningstar Allocation 70%–85% Funds category represents funds in allocation categories that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%.

The Morningstar World Allocation Funds category represents portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks and at least 40% of assets in non-U.S. stocks or bonds.

An exchange-traded fund (ETF) is a security that tracks an index, or asset like an index fund, but trades like a stock on an exchange.

Performance Summaries August 31, 2016 (Unaudited)

Deutsche Multi-Asset Conservative Allocation Fund

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	4.33%	5.39%	3.08%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–1.67%	4.15%	2.47%
S&P Target Risk Conservative Index†	7.09%	4.87%	4.39%
Blended Index††	8.09%	6.72%	5.94%
S&P Target Date 2015 Index†††	7.02%	6.91%	5.12%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	3.47%	4.61%	2.30%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.47%	4.61%	2.30%
S&P Target Risk Conservative Index†	7.09%	4.87%	4.39%
Blended Index††	8.09%	6.72%	5.94%
S&P Target Date 2015 Index†††	7.02%	6.91%	5.12%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
No Sales Charges	4.51%	5.66%	3.33%
S&P Target Risk Conservative Index†	7.09%	4.87%	4.39%
Blended Index††	8.09%	6.72%	5.94%
S&P Target Date 2015 Index†††	7.02%	6.91%	5.12%

Deutsche Multi-Asset Conservative Allocation Fund

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2015 are 1.53%, 2.28% and 1.28% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Multi-Asset Conservative Allocation Fund — Class A ■ S&P Target Risk Conservative Index† ■ Blended Index†† ■ S&P Target Date 2015 Index†††

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

Deutsche Multi-Asset Conservative Allocation Fund

† S&P Target Risk Conservative Index emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns.

†† The Blended Index is composed of 30% in the S&P 500 Index and 70% in the Bloomberg Barclays U.S. Aggregate Bond Index.

The Standard and Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

††† The S&P Target Date 2015 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets retirement horizon on or around 2015.

On October 19, 2015, the S&P Target Risk Conservative Index replaced the S&P Target Date 2015 Index as the comparative broad-based securities market index because the Advisor believes that the S&P Target Risk Conservative Index more closely reflects the Fund’s investment strategies. On October 19, 2015 the Blended Index was added as the sole additional comparative index. The Advisor believes the Blended Index provides additional comparative performance information and represents the Fund’s overall strategic asset allocations.

On October 19, 2015, the Fund changed from a fund-of-funds to a multi-asset allocation fund. Performance would have been different if the Fund’s current investment strategy had been in effect.

	Class A	Class C	Class S
Net Asset Value
8/31/16	$ 12.25	$ 12.23	$ 12.23
8/31/15	$ 12.00	$ 11.99	$ 11.99
Distribution Information as of 8/31/16
Income Dividends, Twelve Months	$ .26	$ .17	$ .29

Deutsche Multi-Asset Global Allocation Fund

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	–0.96%	5.06%	2.82%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–6.66%	3.83%	2.21%
S&P Target Risk Moderate Index†	7.27%	5.97%	4.44%
Blended Index††	7.76%	6.27%	4.70%
S&P Target Date 2020 Index†††	7.40%	7.66%	5.34%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	–1.74%	4.26%	2.05%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.74%	4.26%	2.05%
S&P Target Risk Moderate Index†	7.27%	5.97%	4.44%
Blended Index††	7.76%	6.27%	4.70%
S&P Target Date 2020 Index†††	7.40%	7.66%	5.34%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
No Sales Charges	–0.70%	5.31%	3.07%
S&P Target Risk Moderate Index†	7.27%	5.97%	4.44%
Blended Index††	7.76%	6.27%	4.70%
S&P Target Date 2020 Index†††	7.40%	7.66%	5.34%

Deutsche Multi-Asset Global Allocation Fund

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2015 are 1.47%, 2.21% and 1.23% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Multi-Asset Global Allocation Fund — Class A ■ S&P Target Risk Moderate Index† ■ Blended Index†† ■ S&P Target Date 2020 Index†††

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

Deutsche Multi-Asset Global Allocation Fund

† S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

†† The Blended Index is composed of 60% in the MSCI World Index and 40% in the Bloomberg Barclays Global Aggregate Bond Index.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

Bloomberg Barclays Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index.

††† The S&P Target Date 2020 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets retirement horizon on or around 2020.

On October 19, 2015, the S&P Target Risk Moderate Index replaced the S&P Target Date 2020 Index as the comparative broad-based securities market index because the Advisor believes that the S&P Target Risk Moderate Index more closely reflects the Fund’s investment strategies. On October 19, 2015 the Blended Index was added as the sole additional comparative index. The Advisor believes the Blended Index provides additional comparative performance information and represents the Fund’s overall strategic asset allocations.

On October 19, 2015, the Fund changed from a fund-of-funds to a multi-asset allocation fund. Performance would have been different if the Fund’s current investment strategy had been in effect.

	Class A	Class C	Class S
Net Asset Value
8/31/16	$ 14.61	$ 14.49	$ 14.63
8/31/15	$ 15.05	$ 14.92	$ 15.07
Distribution Information as of 8/31/16
Income Dividends, Twelve Months	$ .29	$ .17	$ .33

Deutsche Multi-Asset Moderate Allocation Fund

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	1.25%	6.96%	3.46%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–4.57%	5.70%	2.84%
S&P Target Risk Moderate Index†	7.27%	5.97%	4.44%
Blended Index††	10.09%	10.17%	6.76%
S&P Target Date 2030 Index†††	8.01%	8.82%	5.52%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	0.44%	6.15%	2.68%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.44%	6.15%	2.68%
S&P Target Risk Moderate Index†	7.27%	5.97%	4.44%
Blended Index††	10.09%	10.17%	6.76%
S&P Target Date 2030 Index†††	8.01%	8.82%	5.52%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/16
No Sales Charges	1.53%	7.22%	3.71%
S&P Target Risk Moderate Index†	7.27%	5.97%	4.44%
Blended Index††	10.09%	10.17%	6.76%
S&P Target Date 2030 Index†††	8.01%	8.82%	5.52%

Deutsche Multi-Asset Moderate Allocation Fund

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2015 are 1.59%, 2.28% and 1.32% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Multi-Asset Moderate Allocation Fund — Class A ■ S&P Target Risk Moderate Index† ■ Blended Index†† ■ S&P Target Date 2030 Index†††

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

Deutsche Multi-Asset Moderate Allocation Fund

† S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

†† The Blended Index is composed of 60% in the S&P 500 Index and 40% in the Bloomberg Barclays U.S. Aggregate Bond Index.

The Standard and Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

††† The S&P Target Date 2030 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets retirement horizon on or around 2030.

On October 19, 2015, the S&P Target Risk Moderate Index replaced the S&P Target Date 2030 Index as the comparative broad-based securities market index because the Advisor believes that the S&P Target Risk Moderate Index more closely reflects the Fund’s investment strategies. On October 19, 2015 the Blended Index was added as the sole additional comparative index. The Advisor believes the Blended Index provides additional comparative performance information and represents the Fund’s overall strategic asset allocations.

On October 19, 2015, the Fund changed from a fund-of-funds to a multi-asset allocation fund. Performance would have been different if the Fund’s current investment strategy had been in effect.

	Class A	Class C	Class S
Net Asset Value
8/31/16	$ 9.51	$ 9.47	$ 9.51
8/31/15	$ 10.41	$ 10.37	$ 10.41
Distribution Information as of 8/31/16
Income Dividends, Twelve Months	$ .19	$ .11	$ .22
Capital Gain Distributions	$ .84	$ .84	$ .84

Investment Portfolios as of August 31, 2016

Deutsche Multi-Asset Conservative Allocation Fund

	Shares	Value ($)

Equity — Equity Funds 20.5%
Deutsche Core Equity Fund "Institutional" (a)	597,904	14,660,617
Deutsche European Equity Fund "Institutional" (a)	362,842	3,465,136
Deutsche Small Cap Core Fund "S" (a)	83,117	2,230,863
Total Equity — Equity Funds (Cost $14,476,812)		20,356,616

Equity — Exchange-Traded Funds 3.1%
iShares MSCI Japan ETF	82,800	1,016,784
iShares MSCI Pacific ex Japan ETF	51,300	2,089,449
Total Equity — Exchange-Traded Funds (Cost $2,983,766)		3,106,233

Fixed Income — Bond Funds 46.5%
Deutsche Core Plus Income Fund "Institutional" (a)	1,786,294	19,381,294
Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)	91,452	1,101,082
Deutsche Enhanced Global Bond Fund "S" (a)	221,392	2,061,157
Deutsche Global High Income Fund "Institutional" (a)	475,292	3,189,207
Deutsche Global Inflation Fund "Institutional" (a)	491,190	5,034,696
Deutsche High Income Fund "Institutional" (a)	230,206	1,079,665
Deutsche U.S. Bond Index Fund "Institutional" (a)	1,457,683	14,387,326
Total Fixed Income — Bond Funds (Cost $45,279,874)		46,234,427

Fixed Income — Exchange-Traded Funds 25.9%
iShares Core U.S. Aggregate Bond ETF	158,800	17,876,116
SPDR Barclays High Yield Bond ETF	82,442	3,012,431
VanEck Vectors JPMorgan EM Local Currency Bond ETF	258,780	4,852,125
Total Fixed Income — Exchange-Traded Funds (Cost $25,508,310)		25,740,672

	Principal Amount ($)	Value ($)

Short-Term U.S. Treasury Obligations 0.8%
U.S. Treasury Bills:
0.26%*, 12/1/2016 (b)	394,000	393,673
0.25%*, 11/10/2016 (b)	204,000	203,891
0.488%*, 11/10/2016 (b)	163,000	162,913
Total Short-Term U.S. Treasury Obligations (Cost $760,487)		760,477

Deutsche Multi-Asset Conservative Allocation Fund

	Shares	Value ($)

Fixed Income — Money Market Fund 3.5%
Deutsche Central Cash Management Government Fund, 0.38% (a) (c) (Cost $3,531,127)	3,531,127	3,531,127

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $92,540,376)†	100.3	99,729,552
Other Assets and Liabilities, Net	(0.3)	(335,502)
Net Assets	100.0	99,394,050

† The cost for federal income tax purposes was $92,994,240. At August 31, 2016, net unrealized appreciation for all securities based on tax cost was $6,735,312. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,064,088 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,328,776.

* Annualized yield at time of purchase; not a coupon rate.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) At August 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) The rate shown is the annualized seven-day yield at period end.

EM: Emerging Markets

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

During the year ended August 31, 2016, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $99,144,124 and $138,654,791 respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments) aggregated $56,647,912 and $34,222,531, respectively.

At August 31, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Euro Currency	USD	9/19/2016	26	3,629,113	(7,391)
S&P 500 E-Mini Index	USD	9/16/2016	90	9,762,750	(37,335)
Total unrealized depreciation					(44,726)

At August 31, 2016, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Japanese Yen Currency	USD	9/19/2016	9	1,088,325	15,610
Mexican Peso Currency	USD	9/19/2016	182	4,820,270	96,321
Total unrealized appreciation					111,931

Deutsche Multi-Asset Conservative Allocation Fund

Currency Abbreviations
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Equity — Equity Funds	$ 20,356,616	$ —	$ —	$ 20,356,616
Equity — Exchange-Traded Funds	3,106,233	—	—	3,106,233
Fixed Income — Bond Funds	46,234,427	—	—	46,234,427
Fixed Income — Exchange-Traded Funds	25,740,672	—	—	$ 25,740,672
Short-Term U.S. Treasury Obligations	—	760,477	—	760,477
Money Market Fund	3,531,127	—	—	3,531,127
Derivatives (d)
Futures Contracts	111,931	—	—	111,931
Total	$ 99,081,006	$ 760,477	$ —	$ 99,841,483
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (d)
Futures Contracts	$ (44,726)	$ —	$ —	$ (44,726)
Total	$ (44,726)	$ —	$ —	$ (44,726)

There have been no transfers between fair value measurement levels during the year ended August 31, 2016.

(d) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

Deutsche Multi-Asset Global Allocation Fund

	Shares	Value ($)

Equity — Equity Funds 38.4%
Deutsche Core Equity Fund "Institutional" (a)	133,328	3,269,193
Deutsche EAFE Equity Index Fund "Institutional" (a)	3,206,752	19,464,983
Deutsche European Equity Fund "Institutional" (a)	432,520	4,130,566
Deutsche Global Growth Fund "Institutional" (a)	387,061	11,131,883
Deutsche Global Small Cap Fund "Institutional" (a)	76,817	2,958,209
Total Equity — Equity Funds (Cost $40,055,509)		40,954,834

Equity — Exchange-Traded Funds 9.6%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF (b)	119,613	3,135,057
iShares MSCI Japan ETF	131,500	1,614,820
iShares MSCI Pacific ex Japan ETF	59,867	2,438,383
Vanguard FTSE Developed Markets ETF	83,926	3,103,583
Total Equity — Exchange-Traded Funds (Cost $10,079,576)		10,291,843

Fixed Income — Bond Funds 23.8%
Deutsche Core Plus Income Fund "Institutional" (a)	548,075	5,946,616
Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)	50,724	610,721
Deutsche Enhanced Global Bond Fund "S" (a)	213,195	1,984,849
Deutsche Global High Income Fund "Institutional" (a)	1,006,052	6,750,611
Deutsche Global Inflation Fund "Institutional" (a)	514,212	5,270,671
Deutsche High Income Fund "Institutional" (a)	88,465	414,903
Deutsche U.S. Bond Index Fund "Institutional" (a)	451,190	4,453,244
Total Fixed Income — Bond Funds (Cost $24,702,896)		25,431,615

Fixed Income — Exchange-Traded Funds 17.3%
iShares Core U.S. Aggregate Bond ETF	63,200	7,114,424
SPDR Barclays High Yield Bond ETF	170,705	6,237,561
VanEck Vectors JPMorgan EM Local Currency Bond ETF	269,697	5,056,819
Total Fixed Income — Exchange-Traded Funds (Cost $18,329,907)		18,408,804

	Principal Amount ($)	Value ($)

Short-Term U.S. Treasury Obligations 3.3%
U.S. Treasury Bills:
0.592%*, 11/10/2016 (c)	114,000	113,939
0.44%*, 12/1/2016 (c)	3,382,000	3,379,196
Total Short-Term U.S. Treasury Obligations (Cost $3,492,068)		3,493,135

Deutsche Multi-Asset Global Allocation Fund

	Shares	Value ($)

Fixed Income — Money Market Fund 7.1%
Deutsche Central Cash Management Government Fund, 0.38% (a) (d) (Cost $7,535,255)	7,535,255	7,535,255

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $104,195,211)†	99.5	106,115,486
Other Assets and Liabilities, Net	0.5	556,698
Net Assets	100.0	106,672,184

† The cost for federal income tax purposes was $104,676,126. At August 31, 2016, net unrealized appreciation for all securities based on tax cost was $1,439,360. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,998,482 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,559,122.

* Annualized yield at time of purchase; not a coupon rate.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) Affiliated fund managed by DBX Advisors LLC, a subsidiary of Deutsche Bank AG.

(c) At August 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) The rate shown is the annualized seven-day yield at period end.

EAFE: Europe, Australasia and Far East

EM: Emerging Markets

FTSE: Financial Times and the London Stock Exchange

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

During the year ended August 31, 2016, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $101,771,111 and $158,678,828 respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments) aggregated $185,811,581 and $162,872,959, respectively.

At August 31, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
MSCI EAFE Mini Index	USD	9/16/2016	61	5,147,180	21,462
S&P 500 E-Mini Index	USD	9/16/2016	45	4,881,375	(18,667)
Total net unrealized appreciation					2,795

At August 31, 2016, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Japanese Yen Currency	USD	9/19/2016	13	1,572,025	22,548
Mexican Peso Currency	USD	9/19/2016	190	5,032,150	100,370
Total unrealized appreciation					122,918

Deutsche Multi-Asset Global Allocation Fund

Currency Abbreviations
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Equity — Equity Funds	$ 40,954,834	$ —	$ —	$ 40,954,834
Equity — Exchange-Traded Funds	10,291,843	—	—	10,291,843
Fixed Income — Bond Funds	25,431,615	—	—	25,431,615
Fixed Income — Exchange-Traded Funds	18,408,804	—	—	18,408,804
Short-Term U.S. Treasury Obligations	—	3,493,135	—	3,493,135
Money Market Fund	7,535,255	—	—	7,535,255
Derivatives (e)
Futures Contracts	144,380	—	—	144,380
Total	$ 102,766,731	$ 3,493,135	$ —	$ 106,259,866
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (e)
Futures Contracts	$ (18,667)	$ —	$ —	$ (18,667)
Total	$ (18,667)	$ —	$ —	$ (18,667)

There have been no transfers between fair value measurement levels during the year ended August 31, 2016.

(e) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

Deutsche Multi-Asset Moderate Allocation Fund

	Shares	Value ($)

Equity — Equity Funds 41.9%
Deutsche Core Equity Fund "Institutional" (a)	478,821	11,740,693
Deutsche European Equity Fund "Institutional" (a)	165,527	1,580,786
Deutsche Small Cap Core Fund "S" (a)	60,587	1,626,154
Total Equity — Equity Funds (Cost $10,885,014)		14,947,633

Equity — Exchange-Traded Funds 4.6%
iShares MSCI Japan ETF	68,500	841,180
iShares MSCI Pacific ex Japan ETF	20,055	816,840
Total Equity — Exchange-Traded Funds (Cost $1,647,234)		1,658,020

Fixed Income — Bond Funds 27.1%
Deutsche Core Plus Income Fund "Institutional" (a)	263,320	2,857,018
Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)	33,374	401,817
Deutsche Enhanced Global Bond Fund "S" (a)	123,680	1,151,464
Deutsche Floating Rate Fund "Institutional" (a)	13,061	109,449
Deutsche Global High Income Fund "Institutional" (a)	75,395	505,898
Deutsche Global Inflation Fund "Institutional" (a)	232,500	2,383,129
Deutsche High Income Fund "Institutional" (a)	215,580	1,011,072
Deutsche U.S. Bond Index Fund "Institutional" (a)	128,079	1,264,141
Total Fixed Income — Bond Funds (Cost $9,524,651)		9,683,988

Fixed Income — Exchange-Traded Funds 20.8%
iShares Core U.S. Aggregate Bond ETF	25,200	2,836,764
SPDR Barclays High Yield Bond ETF	77,186	2,820,376
VanEck Vectors JPMorgan EM Local Currency Bond ETF	93,614	1,755,263
Total Fixed Income — Exchange-Traded Funds (Cost $7,360,345)		7,412,403

	Principal Amount ($)	Value ($)

Short-Term U.S. Treasury Obligations 3.1%
U.S. Treasury Bills:
0.44%*, 12/1/2016 (b)	1,027,000	1,026,149
0.245*, 11/10/2016 (b)	65,000	64,965
Total Short-Term U.S. Treasury Obligations (Cost $1,090,717)		1,091,114

Deutsche Multi-Asset Moderate Allocation Fund

	Shares	Value ($)

Fixed Income — Money Market Fund 5.8%
Deutsche Central Cash Management Government Fund, 0.38% (a) (c) (Cost $2,077,461)	2,077,461	2,077,461

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $32,585,422)†	103.3	36,870,619
Other Assets and Liabilities, Net	(3.3)	(1,177,639)
Net Assets	100.0	35,692,980

† The cost for federal income tax purposes was $32,926,996. At August 31, 2016, net unrealized appreciation for all securities based on tax cost was $3,943,623. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,625,065 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $681,442.

* Annualized yield at time of purchase; not a coupon rate.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) At August 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) The rate shown is the annualized seven-day yield at period end.

EM: Emerging Markets

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

During the year ended August 31, 2016, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $30,295,902 and $43,370,995 respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments) aggregated $30,530,726 and $23,296,714, respectively.

At August 31, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Euro Currency	USD	9/19/2016	13	1,814,556	(3,695)
S&P 500 E-Mini Index	USD	9/16/2016	16	1,735,600	(6,637)
Total unrealized depreciation					(10,332)

At August 31, 2016, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Japanese Yen Currency	USD	9/19/2016	8	967,400	13,876
Mexican Peso Currency	USD	9/19/2016	66	1,748,010	34,915
Total unrealized appreciation					48,791

Deutsche Multi-Asset Moderate Allocation Fund

Currency Abbreviations
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Equity — Equity Funds	$ 14,947,633	$ —	$ —	$ 14,947,633
Equity — Exchange-Traded Funds	1,658,020	—	—	1,658,020
Fixed Income — Bond Funds	9,683,988	—	—	9,683,988
Fixed Income — Exchange-Traded Funds	7,412,403	—	—	7,412,403
Short-Term U.S. Treasury Obligations	—	1,091,114	—	1,091,114
Money Market Fund	2,077,461	—	—	2,077,461
Derivatives (d)
Futures Contracts	48,791	—	—	48,791
Total	$ 35,828,296	$ 1,091,114	$ —	$ 36,919,410
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (d)
Futures Contracts	$ (10,332)	$ —	$ —	$ (10,332)
Total	$ (10,332)	$ —	$ —	$ (10,332)

There have been no transfers between fair value measurement levels during the year ended August 31, 2016.

(d) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

as of August 31, 2016
Assets	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Investments in non-affiliated securities and Underlying Funds, at value (cost $29,252,563, $28,863,309 and $10,098,296)	$ 29,607,382	$ 29,058,725	$ 10,161,537
Investments in affiliated Underlying Funds, at value (cost $63,287,813, $75,331,902 and $22,487,126)	70,122,170	77,056,761	26,709,082
Total investments in securities, at value (cost $92,540,376, $104,195,211 and $32,585,422)	99,729,552	106,115,486	36,870,619
Cash	501,385	1,259,334	87,068
Deposit with broker for futures contracts	9,201	6,800	9,242
Receivable for Fund shares sold	6,167	4,238	7,999
Dividends receivable	6,969	6,136	768
Interest receivable	1,012	2,222	518
Receivable for variation margin on futures contracts	23,067	41,680	23,458
Other assets	14,251	12,277	9,952
Total assets	100,291,604	107,448,173	37,009,624
Liabilities
Payable for Fund shares redeemed	697,782	648,992	1,222,499
Accrued management fee	24	—	—
Accrued Trustees' fees	2,930	1,849	866
Other accrued expenses and payables	196,818	125,148	93,279
Total liabilities	897,554	775,989	1,316,644
Net assets at value	$ 99,394,050	$ 106,672,184	$ 35,692,980

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of August 31, 2016 (continued)
Net Assets Consist of	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Undistributed net investment income	329,076	3,042,326	273,682
Net unrealized appreciation (depreciation) on: Investments	7,189,176	1,920,275	4,285,197
Futures	67,205	125,713	38,459
Foreign currency	—	11	(977)
Accumulated net realized gain (loss)	(34,914,446)	(9,807,605)	1,015,786
Paid-in capital	126,723,039	111,391,464	30,080,833
Net assets, at value	$ 99,394,050	$ 106,672,184	$ 35,692,980
Net Asset Value
Class A Net assets applicable to shares outstanding	$ 36,763,160	$ 39,302,008	$ 21,794,925
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	3,001,214	2,689,481	2,292,977
Net Asset Value and redemption price per share	$ 12.25	$ 14.61	$ 9.51
Maximum offering price per share (100 ÷ 94.25 of net asset value)	$ 13.00	$ 15.50	$ 10.09
Class C Net assets applicable to shares outstanding	$ 9,956,690	$ 8,287,141	$ 4,891,337
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	813,798	571,858	516,431
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 12.23	$ 14.49	$ 9.47
Class S Net assets applicable to shares outstanding	$ 52,674,200	$ 59,083,035	$ 9,006,718
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	4,305,899	4,037,360	947,571
Net Asset Value, offering and redemption price per share	$ 12.23	$ 14.63	$ 9.51

The accompanying notes are an integral part of the financial statements.

Statements of Operations

for the year ended August 31, 2016
Net Asset Value	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Income distributions from affiliated Underlying Funds	$ 1,735,902	$ 1,301,387	$ 537,200
Dividends	369,141	2,037,525	155,411
Interest	496	7,323	2,228
Total income	2,105,539	3,346,235	694,839
Expenses: Management fee	94,790	113,646	39,781
Administration fee	101,227	118,798	41,687
Services to shareholders	170,709	249,063	85,042
Distribution and service fees	193,315	201,968	112,062
Custodian fee	6,668	7,529	6,302
Professional fees	58,784	62,686	62,893
Reports to shareholders	18,320	22,043	21,106
Registration fees	55,767	53,575	54,139
Trustees' fees and expenses	8,296	7,166	3,480
Other	13,969	13,505	11,105
Total expenses before expense reductions	721,845	849,979	437,597
Expense reductions	(204,818)	(471,410)	(235,784)
Total expenses after expense reductions	517,027	378,569	201,813
Net investment income	$ 1,588,512	$ 2,967,666	$ 493,026

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended August 31, 2016 (continued)
Realized and Unrealized Gain (Loss)	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Net realized gain (loss) from: Sale of affiliated Underlying Funds	348,881	7,936,068	1,573,870
Sale of non-affiliated Underlying Funds	199,059	(5,005,258)	(144,966)
Capital gain distributions from affiliated Underlying Funds	1,595,640	748,242	1,213,073
Capital gain distributions from non-affiliated Underlying Funds	27,332	199,794	18,561
Futures	227,555	(2,138,944)	(753,080)
Foreign currency	(982)	(7,971)	(954)
Disposal of investments in violation of restrictions	—	1,340,737	—
	2,397,485	3,072,668	1,906,504
Change in net unrealized appreciation (depreciation) on: Investments	(425,730)	(7,648,720)	(2,423,278)
Futures	67,205	125,713	38,459
Foreign currency	—	11	(977)
	(358,525)	(7,522,996)	(2,385,796)
Net gain (loss)	2,038,960	(4,450,328)	(479,292)
Net increase (decrease) in net assets resulting from operations	$ 3,627,472	$ (1,482,662)	$ 13,734

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Deutsche Multi-Asset Conservative Allocation Fund
Increase (Decrease) in Net Assets	Years Ended August 31,
	2016	2015
Operations: Net investment income	$ 1,588,512	$ 1,306,964
Net realized gain (loss)	2,397,485	2,540,427
Change in net unrealized appreciation (depreciation)	(358,525)	(6,437,298)
Net increase (decrease) in net assets resulting from operations	3,627,472	(2,589,907)
Distributions to shareholders from: Net investment income: Class A	(800,644)	(1,115,213)
Class B	(616)*	(4,544)
Class C	(133,951)	(206,682)
Class S	(1,161,686)	(1,050,082)
Total distributions	(2,096,897)	(2,376,521)
Fund share transactions: Proceeds from shares sold	5,563,105	4,257,610
Reinvestment of distributions	2,009,198	2,320,369
Payments for shares redeemed	(24,474,852)	(19,863,967)
Net assets acquired in tax-free reorganization**	49,219,254	—
Net increase (decrease) in net assets from Fund share transactions	32,316,705	(13,285,988)
Increase (decrease) in net assets	33,847,280	(18,252,416)
Net assets at beginning of period	65,546,770	83,799,186
Net assets at end of period (including undistributed net investment income of $329,076 and $422,711, respectively)	$ 99,394,050	$ 65,546,770

* For the period from September 1, 2015 to February 10, 2016 (see Note A).

** On October 16, 2015, Deutsche LifeCompass Retirement Fund was acquired by the Fund through a tax-free reorganization (see Note G).

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued) Deutsche Multi-Asset Global Allocation Fund
Increase (Decrease) in Net Assets	Years Ended August 31,
	2016	2015
Operations: Net investment income	$ 2,967,666	$ 2,593,722
Net realized gain (loss)	3,072,668	6,885,191
Change in net unrealized appreciation (depreciation)	(7,522,996)	(14,703,593)
Net increase (decrease) in net assets resulting from operations	(1,482,662)	(5,224,680)
Distributions to shareholders from: Net investment income: Class A	(933,707)	(1,935,088)
Class B	(420)*	(12,732)
Class C	(115,152)	(259,774)
Class S	(1,449,581)	(2,790,983)
Total distributions	(2,498,860)	(4,998,577)
Fund share transactions: Proceeds from shares sold	5,248,494	10,751,707
Reinvestment of distributions	2,438,032	4,901,019
Payments for shares redeemed	(29,346,816)	(44,002,721)
Net increase (decrease) in net assets from Fund share transactions	(21,660,290)	(28,349,995)
Increase (decrease) in net assets	(25,641,812)	(38,573,252)
Net assets at beginning of period	132,313,996	170,887,248
Net assets at end of period (including undistributed net investment of $3,042,326 and $2,317,288, respectively)	$ 106,672,184	$ 132,313,996

* For the period from September 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued) Deutsche Multi-Asset Moderate Allocation Fund
Increase (Decrease) in Net Assets	Years Ended August 31,
	2016	2015
Operations: Net investment income	$ 493,026	$ 741,141
Net realized gain (loss)	1,906,504	4,637,242
Change in net unrealized appreciation (depreciation)	(2,385,796)	(6,487,819)
Net increase (decrease) in net assets resulting from operations	13,734	(1,109,436)
Distributions to shareholders from: Net investment income: Class A	(526,019)	(723,026)
Class B	(480)*	(2,764)
Class C	(61,242)	(90,667)
Class S	(230,228)	(557,926)
Net realized gains: Class A	(1,910,411)	(2,829,036)
Class B	(4,485)*	(16,083)
Class C	(403,149)	(527,567)
Class S	(645,867)	(1,967,159)
Total distributions	(3,781,881)	(6,714,228)
Fund share transactions: Proceeds from shares sold	6,176,588	7,899,739
Reinvestment of distributions	3,734,636	6,681,086
Payments for shares redeemed	(19,808,202)	(27,023,613)
Net assets acquired in tax-free reorganization**	11,298,463	—
Net increase (decrease) in net assets from Fund share transactions	1,401,485	(12,442,788)
Increase (decrease) in net assets	(2,366,662)	(20,266,452)
Net assets at beginning of period	38,059,642	58,326,094
Net assets at end of period (including undistributed net investment income of $273,682 and $274,684, respectively)	$ 35,692,980	$ 38,059,642

* For the period from September 1, 2015 to February 10, 2016 (see Note A).

** On October 16, 2015, Deutsche LifeCompass 2040 Fund was acquired by the Fund through a tax-free reorganization (see Note G).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Deutsche Multi-Asset Conservative Allocation Fund — Class A
	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 12.00	$ 12.85	$ 11.66	$ 11.14	$ 10.57
Income (loss) from investment operations: Net investment income[a]	.18	.22	.22	.24	.20
Net realized and unrealized gain (loss)	.33	(.67)	1.24	.51	.58
Total from investment operations	.51	(.45)	1.46	.75	.78
Less distributions from: Net investment income	(.26)	(.40)	(.27)	(.23)	(.21)
Net asset value, end of period	$ 12.25	$ 12.00	$ 12.85	$ 11.66	$ 11.14
Total Return (%)[b,c,d]	4.33	(3.62)	12.65	6.74	7.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	31	40	44	58
Ratio of expenses before expense reductions (%)[e]	.79	.73	.71	.68	.66
Ratio of expenses after expense reductions (%)[e]	.57	.52	.46	.47	.58
Ratio of net investment income (%)	1.51	1.71	1.76	2.08	1.83
Portfolio turnover rate (%)	162	15	61	31	39

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Deutsche Multi-Asset Conservative Allocation Fund — Class C
	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 11.99	$ 12.83	$ 11.64	$ 11.13	$ 10.55
Income (loss) from investment operations: Net investment income[a]	.09	.12	.12	.15	.12
Net realized and unrealized gain (loss)	.32	(.66)	1.25	.50	.59
Total from investment operations	.41	(.54)	1.37	.65	.71
Less distributions from: Net investment income	(.17)	(.30)	(.18)	(.14)	(.13)
Net asset value, end of period	$ 12.23	$ 11.99	$ 12.83	$ 11.64	$ 11.13
Total Return (%)[b,c,d]	3.47	(4.28)	11.82	5.86	6.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	8	9	10	11
Ratio of expenses before expense reductions (%)[e]	1.53	1.48	1.43	1.40	1.38
Ratio of expenses after expense reductions (%)[e]	1.32	1.27	1.21	1.22	1.33
Ratio of net investment income (%)	.75	.95	1.01	1.30	1.10
Portfolio turnover rate (%)	162	15	61	31	39

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Deutsche Multi-Asset Conservative Allocation Fund — Class S
	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 11.99	$ 12.83	$ 11.64	$ 11.13	$ 10.55
Income (loss) from investment operations: Net investment income[a]	.21	.25	.25	.28	.22
Net realized and unrealized gain (loss)	.32	(.66)	1.24	.48	.60
Total from investment operations	.53	(.41)	1.49	.76	.82
Less distributions from: Net investment income	(.29)	(.43)	(.30)	(.25)	(.24)
Net asset value, end of period	$ 12.23	$ 11.99	$ 12.83	$ 11.64	$ 11.13
Total Return (%)[b,c]	4.51	(3.31)	12.95	6.92	7.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	27	35	38	71
Ratio of expenses before expense reductions (%)[d]	.51	.48	.47	.45	.44
Ratio of expenses after expense reductions (%)[d]	.32	.27	.21	.22	.33
Ratio of net investment income (%)	1.77	2.00	2.03	2.41	2.07
Portfolio turnover rate (%)	162	15	61	31	39

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Deutsche Multi-Asset Global Allocation Fund — Class A
	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 15.05	$ 16.10	$ 14.34	$ 13.50	$ 12.74
Income (loss) from investment operations: Net investment income[a]	.35	.25	.23	.27	.22
Net realized and unrealized gain (loss)	(.50)[f]	(.83)	1.87	.83	.78
Total from investment operations	(.15)	(.58)	2.10	1.10	1.00
Less distributions from: Net investment income	(.29)	(.47)	(.34)	(.26)	(.24)
Net asset value, end of period	$ 14.61	$ 15.05	$ 16.10	$ 14.34	$ 13.50
Total Return (%)[b,c,d]	(.96)[f]	(3.63)	14.68	8.28	8.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	50	68	72	80
Ratio of expenses before expense reductions (%)[e]	.79	.66	.65	.67	.63
Ratio of expenses after expense reductions (%)[e]	.40	.52	.46	.47	.59
Ratio of net investment income (%)	2.40	1.58	1.52	1.93	1.69
Portfolio turnover rate (%)	259	12	60	32	45

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f] Includes $0.163 per share of gains on the disposal of an investment in violation of investment restrictions for the year ended August 31, 2016. Excluding this gain, total return would have been 1.13% lower for the year ended August 31, 2016.

Deutsche Multi-Asset Global Allocation Fund — Class C
	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 14.92	$ 15.96	$ 14.22	$ 13.38	$ 12.63
Income (loss) from investment operations: Net investment income[a]	.24	.13	.12	.16	.12
Net realized and unrealized gain (loss)	(.50)[f]	(.82)	1.84	.84	.77
Total from investment operations	(.26)	(.69)	1.96	1.00	.89
Less distributions from: Net investment income	(.17)	(.35)	(.22)	(.16)	(.14)
Net asset value, end of period	$ 14.49	$ 14.92	$ 15.96	$ 14.22	$ 13.38
Total Return (%)[b,d]	(1.74)[c,f]	(4.42)[c]	13.84[c]	7.52[c]	7.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	11	13	13	14
Ratio of expenses before expense reductions (%)[e]	1.53	1.40	1.37	1.38	1.33
Ratio of expenses after expense reductions (%)[e]	1.15	1.27	1.21	1.22	1.33
Ratio of net investment income (%)	1.64	.82	.77	1.18	.95
Portfolio turnover rate (%)	259	12	60	32	45

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f] Includes $0.163 per share of gains on the disposal of an investment in violation of investment restrictions for the year ended August 31, 2016. Excluding this gain, total return would have been 1.13% lower for the year ended August 31, 2016.

Deutsche Multi-Asset Global Allocation Fund — Class S
	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 15.07	$ 16.12	$ 14.37	$ 13.52	$ 12.77
Income (loss) from investment operations: Net investment income[a]	.39	.30	.27	.31	.24
Net realized and unrealized gain (loss)	(.50)[e]	(.84)	1.86	.84	.78
Total from investment operations	(.11)	(.54)	2.13	1.15	1.02
Less distributions from: Net investment income	(.33)	(.51)	(.38)	(.30)	(.27)
Net asset value, end of period	$ 14.63	$ 15.07	$ 16.12	$ 14.37	$ 13.52
Total Return (%)[b,c]	(.70)[e]	(3.43)	14.95	8.62	8.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	71	89	87	105
Ratio of expenses before expense reductions (%)[d]	.54	.42	.42	.42	.42
Ratio of expenses after expense reductions (%)[d]	.15	.27	.21	.22	.34
Ratio of net investment income (%)	2.69	1.87	1.77	2.20	1.87
Portfolio turnover rate (%)	259	12	60	32	45

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e] Includes $0.163 per share of gains on the disposal of an investment in violation of investment restrictions for the year ended August 31, 2016. Excluding this gain, total return would have been 1.13% lower for the year ended August 31, 2016.

Deutsche Multi-Asset Moderate Allocation Fund — Class A
	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.41	$ 12.04	$ 10.66	$ 9.71	$ 9.10
Income (loss) from investment operations: Net investment income[a]	.12	.16	.14	.19	.13
Net realized and unrealized gain (loss)	.01[f]	(.42)	1.68	.92	.61
Total from investment operations	.13	(.26)	1.82	1.11	.74
Less distributions from: Net investment income	(.19)	(.28)	(.31)	(.16)	(.13)
Net realized gains	(.84)	(1.09)	(.13)	—	—
Total distributions	(1.03)	(1.37)	(.44)	(.16)	(.13)
Net asset value, end of period	$ 9.51	$ 10.41	$ 12.04	$ 10.66	$ 9.71
Total Return (%)[b,c,d]	1.25	(2.39)	17.23	11.61	8.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	24	32	40	41
Ratio of expenses before expense reductions (%)[e]	1.04	.85	.82	.82	.80
Ratio of expenses after expense reductions (%)[e]	.46	.52	.46	.47	.58
Ratio of net investment income (%)	1.23	1.39	1.25	1.84	1.39
Portfolio turnover rate (%)	161	14	60	41	46

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f] The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 2016 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

Deutsche Multi-Asset Moderate Allocation Fund — Class C
	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.37	$ 11.99	$ 10.62	$ 9.67	$ 9.06
Income (loss) from investment operations: Net investment income[a]	.04	.07	.05	.11	.06
Net realized and unrealized gain (loss)	.01[f]	(.41)	1.67	.93	.61
Total from investment operations	.05	(.34)	1.72	1.04	.67
Less distributions from: Net investment income	(.11)	(.19)	(.22)	(.09)	(.06)
Net realized gains	(.84)	(1.09)	(.13)	—	—
Total distributions	(.95)	(1.28)	(.35)	(.09)	(.06)
Net asset value, end of period	$ 9.47	$ 10.37	$ 11.99	$ 10.62	$ 9.67
Total Return (%)[b,c,d]	.44	(3.11)	16.29	10.80	7.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	6	5	5
Ratio of expenses before expense reductions (%)[e]	1.74	1.54	1.48	1.52	1.48
Ratio of expenses after expense reductions (%)[e]	1.21	1.27	1.21	1.22	1.33
Ratio of net investment income (%)	.42	.65	.46	1.06	.61
Portfolio turnover rate (%)	161	14	60	41	46

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f] The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 2016 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

Deutsche Multi-Asset Moderate Allocation Fund — Class S
	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.41	$ 12.05	$ 10.68	$ 9.72	$ 9.11
Income (loss) from investment operations: Net investment income[a]	.13	.23	.17	.22	.15
Net realized and unrealized gain (loss)	.03[e]	(.47)	1.67	.93	.61
Total from investment operations	.16	(.24)	1.84	1.15	.76
Less distributions from: Net investment income	(.22)	(.31)	(.34)	(.19)	(.15)
Net realized gains	(.84)	(1.09)	(.13)	—	—
Total distributions	(1.06)	(1.40)	(.47)	(.19)	(.15)
Net asset value, end of period	$ 9.51	$ 10.41	$ 12.05	$ 10.68	$ 9.72
Total Return (%)[b,c]	1.53	(2.21)	17.41	11.99	8.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	9	20	18	21
Ratio of expenses before expense reductions (%)[d]	.77	.58	.56	.57	.55
Ratio of expenses after expense reductions (%)[d]	.21	.26	.21	.22	.33
Ratio of net investment income (%)	1.43	2.05	1.49	2.12	1.58
Portfolio turnover rate (%)	161	14	60	41	46

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e] The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 2016 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Multi-Asset Conservative Allocation Fund (formerly Deutsche LifeCompass 2015 Fund), Deutsche Multi-Asset Global Allocation Fund (formerly Deutsche LifeCompass 2020 Fund) and Deutsche Multi-Asset Moderate Allocation Fund (formerly Deutsche LifeCompass 2030 Fund) (hereinafter referred to individually as "Fund" or collectively as "Funds") are each a diversified series of Deutsche Asset Allocation Trust (formerly Deutsche Target Date Series) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Funds may invest directly in securities and derivatives or other affiliated Deutsche funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying Deutsche Funds") and non-affiliated mutual funds and exchange-traded funds ("Non-affiliated Funds"). Non-affiliated Funds and Underlying Deutsche Funds are collectively referred to as "Underlying Funds." Each Underlying Deutsche Fund's accounting policies and investment holdings are outlined in the Underlying Deutsche Funds' financial statements and are available upon request.

Each Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class-specific arrangements.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in mutual funds are valued at the net asset value per share of each class of the mutual fund and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs are categorized as Level 1 securities.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following each Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Each Fund is treated as a single corporate taxpayer.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2016, Deutsche Multi-Asset Conservative Allocation Fund had a net tax basis capital loss carryforward of approximately $33,240,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 ($1,388,000), August 31, 2018 ($21,685,000) and August 31, 2019 ($10,167,000), the respective expiration dates, whichever occurs first. The Fund inherited $1,968,000 of pre-enactment losses from its merger with Deutsche LifeCompass Retirement Fund, which may be subject to certain limitations under Section 382–384 of the Internal Revenue Code.

In addition, from November 1, 2015 through August 31, 2016, Deutsche Multi-Asset Conservative Allocation Fund elects to defer qualified late year losses of approximately $1,154,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending August 31, 2017.

At August 31, 2016, Deutsche Multi-Asset Global Allocation Fund had a net tax basis capital loss carryforward of approximately $2,553,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2019, the expiration date, whichever occurs first.

In addition, from November 1, 2015 through August 31, 2016, Deutsche Multi-Asset Global Allocation Fund elects to defer qualified late year losses of approximately $6,648,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending August 31, 2017.

The Funds have reviewed the tax positions for the open tax years as of August 31, 2016 and have determined that no provision for income tax and/or uncertain tax provisions is required in the Funds' financial statements. The Funds' federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of Deutsche Multi-Asset Conservative Allocation Fund are declared and distributed to shareholders quarterly. Distributions from net investment income of Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Funds may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in futures and the tax character of capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of a Fund.

At August 31, 2016, Deutsche Multi-Asset Conservative Allocation Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 329,076
Capital loss carryforwards	$ (33,240,000)
Net unrealized appreciation (depreciation) on investments	$ 6,735,312

In addition, during the years ended August 31, 2016 and August 31, 2015, the tax character of distributions paid to shareholders by Deutsche Multi-Asset Conservative Allocation Fund is summarized as follows:

	Years Ended August 31,
	2016	2015
Distributions from ordinary income*	$ 2,096,897	$ 2,376,521

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At August 31, 2016, Deutsche Multi-Asset Global Allocation Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 3,042,326
Capital loss carryforwards	$ (2,553,000)
Net unrealized appreciation (depreciation) on investments	$ 1,439,360

In addition, during the years ended August 31, 2016 and August 31, 2015, the tax character of distributions paid to shareholders by Deutsche Multi-Asset Global Allocation Fund is summarized as follows:

	Years Ended August 31,
	2016	2015
Distributions from ordinary income*	$ 2,498,860	$ 4,998,577

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At August 31, 2016, Deutsche Multi-Asset Moderate Allocation Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 273,682
Undistributed long-term capital gains	$ 1,395,823
Net unrealized appreciation (depreciation) on investments	$ 3,943,623

In addition, during the years ended August 31, 2016 and August 31, 2015, the tax character of distributions paid to shareholders by Deutsche Multi-Asset Moderate Allocation Fund is summarized as follows:

	Years Ended August 31,
	2016	2015
Distributions from ordinary income*	$ 817,969	$ 2,706,409
Distributions from long-term capital gains	$ 2,963,912	$ 4,007,819

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Derivative Instrument

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the period ended August 31, 2016, the Funds entered into futures contracts in order to hedge against potential adverse market movements of portfolio assets and to adjust asset allocations in response to short-term market changes as part of the Funds' tactical asset allocation process.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2016 is included in the tables following the Funds' Investment Portfolios. For the year ended August 31, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $13,392,000 for Deutsche Multi-Asset Conservative Allocation Fund, from $0 to approximately $10,029,000 for Deutsche Multi-Asset Global Allocation Fund and from $0 to approximately $3,550,000 for Deutsche Multi-Asset Moderate Allocation Fund. For the year ended August 31, 2016, the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $5,909,000 for Deutsche Multi-Asset Conservative Allocation Fund, from $0 to approximately $6,604,000 for Deutsche Multi-Asset Global Allocation Fund and from $0 to approximately $2,715,000 for Deutsche Multi-Asset Moderate Allocation Fund.

The following tables summarize the value of the Funds’ derivative instruments held as of August 31, 2016 and the related location in the accompanying Statements of Assets and Liabilities, presented by primary underlying risk exposure:

Assets Derivative	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Equity Contracts (a)	$ —	$ 21,462	$ —
Foreign Exchange Contracts (a)	111,931	122,918	48,791
	$ 111,931	$ 144,380	$ 48,791

Each of the above derivatives is located in the following Statements of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liabilities Derivative	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Equity Contracts (a)	$ (37,335)	$ (18,667)	$ (6,637)
Foreign Exchange Contracts (a)	(7,391)	—	(3,695)
	$ (44,726)	$ (18,667)	$ (10,332)

Each of the above derivatives is located in the following Statements of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amounts of unrealized and realized gains and losses on derivative instruments recognized in Funds earnings during the year ended August 31, 2016 and the related location in the accompanying Statements of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain(Loss)	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Equity Contracts (a)	$ 241,360	$ (2,337,813)	$ (736,179)
Interest Rate Contracts (a)	7,897	1,265	472
Foreign Exchange Contracts (a)	(21,702)	197,604	(17,373)
	$ 227,555	$ (2,138,944)	$ (753,080)
Each of the above derivatives is located in the following Statements of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation(Depreciation)	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Equity Contracts (a)	$ (37,335)	$ 2,795	$ (6,637)
Foreign Exchange Contracts (a)	104,540	122,918	45,096
	$ 67,205	$ 125,713	$ 38,459
Each of the above derivatives is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) from futures

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund. Effective October 19, 2015, shareholders of the Funds approved an Amended and Restated Investment Management Agreement that resulted in a change to the way management fees are charged for the Advisor’s management of the Funds' assets, including a direct management fee charged by the Advisor to each Fund. Prior to October 19, 2015, the Advisor agreed not to be paid a management fee directly from the Funds for performing its services under the Investment Management Agreement, however, the Advisor, and when applicable its affiliates, received management fees from managing the Underlying Deutsche Funds in which each Fund invested.

Pursuant to the Restated Investment Management Agreement with the Advisor, Deutsche Multi-Asset Conservative Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund pays a monthly management fee of: (a) 0.10% based on the Fund's average daily net assets invested in exchange-traded funds and mutual funds, and (b) 0.55% on the Fund’s average daily net assets not covered in (a) above. The effective management fee rate reflects the Advisor’s estimate based on anticipated allocation of fund assets, accrued daily and payable monthly.

Pursuant to the Restated Investment Management Agreement with the Advisor, Deutsche Multi-Asset Global Allocation Fund pays a monthly management fee of: (a) 0.10% based on the Fund's average daily net assets invested in exchange-traded funds and mutual funds, and (b) 0.65% on the Fund’s average daily net assets not covered in (a) above. The effective management fee rate reflects the Advisor’s estimate based on anticipated allocation of fund assets, accrued daily and payable monthly.

Accordingly, for the period from October 19, 2015 through August 31, 2016, the fees pursuant to the Restated Investment Management Agreement were equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.10%, 0.11% and 0.11% of the Fund's average daily net assets for Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund, respectively.

The Funds do not invest in the Underlying Deutsche Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying Deutsche Fund's outstanding shares. At August 31, 2016, Deutsche Multi-Asset Moderate Allocation Fund did not invest in more than 5% of any Underlying Deutsche Fund. At August 31, 2016, Deutsche Multi-Asset Conservative Allocation Fund held 5% or greater of the following Underlying Deutsche Funds' outstanding shares: 14% of Deutsche U.S. Bond Index Fund, 9% of Deutsche Core Plus Income Fund and 5% of Deutsche Global Inflation Fund. At August 31, 2016, Deutsche Multi-Asset Global Allocation Fund held 5% or greater of the following Underlying Deutsche Funds' outstanding shares: 26% of Deutsche EAFE Equity Index Fund, 5% of Deutsche European Equity Fund and 6% of Deutsche Global Inflation Fund.

For the period from September 1, 2015 through October 18, 2015, the Advisor had contractually agreed to reimburse or pay certain operating expenses to the extent necessary to maintain the Funds' total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) as a percentage of average daily net assets as follows:

	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Class A	.54%	.54%	.54%
Class B	1.29%	1.29%	1.29%
Class C	1.29%	1.29%	1.29%
Class S	.29%	.29%	.29%

Effective October 19, 2015 through September 30, 2018 (through February 10, 2016 for Class B shares), the Advisor has contractually agreed to reimburse or pay certain operating expenses to the extent necessary to maintain the Funds' total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as a percentage of average daily net assets as follows:

	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Class A	1.15%	1.15%	1.15%
Class B	1.90%	1.90%	1.90%
Class C	1.90%	1.90%	1.90%
Class S	.90%	.90%	.90%

For the year ended August 31, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each Fund were as follows:

Deutsche Multi-Asset Conservative Allocation Fund Class A	$ 83,388
Class B	537
Class C	21,005
Class S	99,888
$ 204,818
Deutsche Multi-Asset Global Allocation Fund Class A	$ 178,081
Class B	848
Class C	35,554
Class S	256,927
$ 471,410
Deutsche Multi-Asset Moderate Allocation Fund Class A	$ 143,439
Class B	316
Class C	26,976
Class S	65,053
$ 235,784

Each Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds and in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Funds. For all services provided under the Administrative Services Agreement, the Funds pay DIMA an annual fee ("Administration Fee") of 0.10% of each Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2016, the Administration Fee for each Fund was as follows:

Administration Fee	Total Aggregated	Unpaid at August 31, 2016
Deutsche Multi-Asset Conservative Allocation Fund	$ 101,227	$ 8,657
Deutsche Multi-Asset Global Allocation Fund	$ 118,798	$ 9,235
Deutsche Multi-Asset Moderate Allocation Fund	$ 41,687	$ 3,249

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Funds. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Funds. For the year ended August 31, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Funds by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2016
Deutsche Multi-Asset Conservative Allocation Fund Class A	$ 30,933	$ 8,753
Class B	499	—
Class C	3,799	1,106
Class S	61,772	16,035
	$ 97,003	$ 25,894
Deutsche Multi-Asset Global Allocation Fund Class A	$ 36,986	$ 9,395
Class B	788	—
Class C	4,718	1,146
Class S	99,603	23,902
	$ 142,095	$ 34,443
Deutsche Multi-Asset Moderate Allocation Fund Class A	$ 25,404	$ 7,455
Class B	229	—
Class C	2,131	645
Class S	14,546	3,868
	$ 42,310	$ 11,968

Distribution and Service Fees. Under the Funds' Class B and Class C 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Funds' Underwriting and Distribution Services Agreements, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2016 (through February 10, 2016 for Class B shares), the Distribution Fees were as follows:

Distribution Fees	Total Aggregated	Unpaid at August 31, 2016
Deutsche Multi-Asset Conservative Allocation Fund Class B	$ 206	$ —
Class C	74,845	6,386
	$ 75,051	$ 6,386
Deutsche Multi-Asset Global Allocation Fund Class B	$ 258	$ —
Class C	69,496	5,305
	$ 69,754	$ 5,305
Deutsche Multi-Asset Moderate Allocation Fund Class B	$ 153	$ —
Class C	38,330	3,137
	$ 38,483	$ 3,137

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2016 (through February 10, 2016 for Class B shares), the Service Fees were as follows:

Service Fees	Total Aggregated	Unpaid at August 31, 2016	Annual Rate
Deutsche Multi-Asset Conservative Allocation Fund
Class A	$ 93,372	$ 23,473.24%
Class B	67	—	.25%
Class C	24,825	4,402.25%
	$ 118,264	$ 27,875
Deutsche Multi-Asset Global Allocation Fund
Class A	$ 109,024	$ 17,316.24%
Class B	84	—	.24%
Class C	23,106	3,550.25%
	$ 132,214	$ 20,866
Deutsche Multi-Asset Moderate Allocation Fund
Class A	$ 60,765	$ 10,494.24%
Class B	50	—	.25%
Class C	12,764	2,150.25%
	$ 73,579	$ 12,644

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Funds. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2016 for Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund aggregated $2,918, $1,901 and $3,272, respectively.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2016 (through February 10, 2016 for Class B shares), the CDSC for Class B shares aggregated $16, $101 and $17 and for Class C shares aggregated $410, $361 and $476 for Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Funds. For the year ended August 31, 2016, the amounts charged to the Funds by DIMA included in the Statements of Operations under "Reports to shareholders" were as follows:

Typesetting and Filing Service Fees	Total Aggregated	Unpaid at August 31, 2016
Deutsche Multi-Asset Conservative Allocation Fund	$ 10,964	$ 3,310
Deutsche Multi-Asset Global Allocation Fund	$ 10,646	$ 3,473
Deutsche Multi-Asset Moderate Allocation Fund	$ 10,776	$ 3,108

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. Each Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. Each Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee.

D. Line of Credit

The Funds and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Funds may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent, plus, if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Funds may borrow up to a maximum of 33 percent of its net assets under the agreement. The Funds had no outstanding loans at August 31, 2016.

E. Share Transactions

Deutsche Multi-Asset Conservative Allocation Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	245,239	$ 2,911,013	171,227	$ 2,153,031
Class C	82,635	980,779	29,590	372,213
Class S	139,988	1,671,313	137,724	1,732,366
		$ 5,563,105		$ 4,257,610
Shares issued to shareholders in reinvestment of distributions
Class A	65,991	$ 780,511	86,818	$ 1,086,643
Class B	52*	616*	362	4,544
Class C	10,244	121,079	15,259	190,965
Class S	93,558	1,106,992	83,100	1,038,217
		$ 2,009,198		$ 2,320,369
Shares redeemed
Class A	(839,388)	$ (10,035,570)	(741,088)	$ (9,304,072)
Class B	(9,421)*	(111,397)*	(21,816)	(274,687)
Class C	(187,213)	(2,243,387)	(126,719)	(1,595,195)
Class S	(1,007,292)	(12,084,498)	(695,789)	(8,690,013)
		$ (24,474,852)		$ (19,863,967)
Shares issued in tax-free reorganization**
Class A	937,553	$ 11,372,390	—	$ —
Class B	3,437*	41,729*	—	—
Class C	262,548	3,184,690	—	—
Class S	2,858,792	34,620,445	—	—
		$ 49,219,254		$ —
Net increase (decrease)
Class A	409,395	$ 5,028,344	(483,043)	$ (6,064,398)
Class B	(5,932)*	(69,052)*	(21,454)	(270,143)
Class C	168,214	2,043,161	(81,870)	(1,032,017)
Class S	2,085,046	25,314,252	(474,965)	(5,919,430)
		$ 32,316,705		$ (13,285,988)

* For the period from September 1, 2015 to February 10, 2016 (see Note A).

** On October 16, 2015, Deutsche LifeCompass Retirement Fund was acquired by the Fund through a tax-free reorganization (see Note G).

Deutsche Multi-Asset Global Allocation Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	186,140	$ 2,717,293	363,769	$ 5,713,008
Class B	—	—	1,286	20,242
Class C	17,879	259,579	29,046	456,535
Class S	156,107	2,271,622	291,016	4,561,922
		$ 5,248,494		$ 10,751,707
Shares issued to shareholders in reinvestment of distributions
Class A	61,554	$ 912,847	122,913	$ 1,906,383
Class B	28*	420*	806	12,455
Class C	7,154	105,742	15,596	241,109
Class S	95,750	1,419,023	176,729	2,741,072
		$ 2,438,032		$ 4,901,019
Shares redeemed
Class A	(902,051)	$ (13,018,215)	(1,378,387)	$ (21,610,837)
Class B	(12,410)*	(182,596)*	(38,498)	(598,416)
Class C	(160,680)	(2,309,821)	(131,055)	(2,037,202)
Class S	(943,830)	(13,836,184)	(1,275,668)	(19,756,266)
		$ (29,346,816)		$ (44,002,721)
Net increase (decrease)
Class A	(654,357)	$ (9,388,075)	(891,705)	$ (13,991,446)
Class B	(12,382)*	(182,176)*	(36,406)	(565,719)
Class C	(135,647)	(1,944,500)	(86,413)	(1,339,558)
Class S	(691,973)	(10,145,539)	(807,923)	(12,453,272)
		$ (21,660,290)		$ (28,349,995)

* For the period from September 1, 2015 to February 10, 2016 (see Note A).

Deutsche Multi-Asset Moderate Allocation Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	404,389	$ 3,789,734	386,405	$ 4,271,546
Class B	—	—	460	4,952
Class C	44,545	420,424	49,390	547,556
Class S	208,647	1,966,430	267,683	3,075,685
		$ 6,176,588		$ 7,899,739
Shares issued to shareholders in reinvestment of distributions
Class A	252,155	$ 2,407,063	331,733	$ 3,526,322
Class B	519*	4,965*	1,771	18,847
Class C	48,434	463,029	57,884	615,886
Class S	90,237	859,579	237,291	2,520,031
		$ 3,734,636		$ 6,681,086
Shares redeemed
Class A	(1,289,451)	$ (11,902,463)	(1,053,129)	$ (11,485,778)
Class B	(6,547)*	(60,420)*	(20,875)	(233,391)
Class C	(119,368)	(1,130,285)	(98,730)	(1,083,299)
Class S	(704,464)	(6,715,034)	(1,347,501)	(14,221,145)
		$ (19,808,202)		$ (27,023,613)
Shares issued in tax-free reorganization**
Class A	629,907	$ 6,090,926	—	$ —
Class C	44,978	435,351	—	—
Class S	494,523	4,772,186	—	—
		$ 11,298,463		$ —
Net increase (decrease)
Class A	(3,000)	$ 385,260	(334,991)	$ (3,687,910)
Class B	(6,028)*	(55,455)*	(18,644)	(209,592)
Class C	18,589	188,519	8,544	80,143
Class S	88,943	883,161	(842,527)	(8,625,429)
		$ 1,401,485		$ (12,442,788)

* For the period from September 1, 2015 to February 10, 2016 (see Note A).

** On October 16, 2015, Deutsche LifeCompass 2040 Fund was acquired by the Fund through a tax-free reorganization (see Note G).

F. Transactions with Affiliates

The Underlying Deutsche Funds in which the Funds invest are considered to be affiliated investments. A summary of each Fund's transactions with affiliated Underlying Deutsche Funds during the year ended August 31, 2016 is as follows:

Deutsche Multi-Asset Conservative Allocation Fund

Affiliate	Value ($) at 8/31/2015	Purchases Cost ($)*	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 8/31/2016
Deutsche Capital Growth Fund	496,498	231,591	883,650	320,258	—	—	—
Deutsche Core Equity Fund	8,140,395	9,437,491	4,387,600	(550,113)	141,919	1,302,063	14,660,617
Deutsche Core Plus Income Fund	4,810,458	25,024,355	10,896,600	(251,714)	555,741	—	19,381,294
Deutsche Diversified Market Neutral Fund	1,023,935	701,723	1,671,672	(137,988)	—	—	—
Deutsche EAFE Equity Index Fund	1,981,118	1,025,007	3,267,767	638,602	—	—	—
Deutsche Emerging Markets Equity Fund	1,227,576	3,371,284	3,818,504	(869,164)	9,781	—	—
Deutsche Enhanced Commodity Strategy Fund	2,214,379	1,733,151	2,257,800	(905,604)	8,022	—	1,101,082
Deutsche Enhanced Emerging Markets Fixed Income Fund	2,003,686	1,733,300	3,447,714	(526,591)	46,809	—	—
Deutsche Enhanced Global Bond Fund	1,611,505	2,032,002	1,505,800	(201,752)	52,217	—	2,061,157
Deutsche Equity 500 Index Fund	7,334,108	3,152,908	13,064,478	5,416,564	31,377	—	—
Deutsche European Equity Fund	—	5,477,609	1,513,300	(94,773)	46,109	—	3,465,136
Deutsche Floating Rate Fund	954,692	773,889	1,607,404	(165,807)	23,705	—	—
Deutsche GNMA Fund	—	18,177,189	18,215,812	38,623	83,841	—	—
Deutsche Global Equity Fund	1,042,252	530,406	1,757,302	336,535	—	—	—
Deutsche Global Growth Fund	377,207	232,927	624,557	15,485	—	—	—
Deutsche Global High Income Fund	—	3,140,140	161,600	6,692	90,736	—	3,189,207
Deutsche Global Inflation Fund	8,163,249	8,802,331	11,805,600	(545,867)	48,521	—	5,034,696
Deutsche Global Infrastructure Fund	3,133,355	2,722,321	5,637,015	(668,790)	3,159	—	—
Deutsche Global Small Cap Fund	1,481,406	1,006,336	2,411,227	(219,593)	—	—	—
Deutsche High Income Fund	1,412,518	1,165,399	1,465,300	(105,254)	64,045	—	1,079,665
Deutsche Latin America Equity Fund	36,353	39,291	59,271	(39,775)	—	—	—
Deutsche Real Estate Securities Fund	3,000,903	2,548,596	5,923,299	82,379	15,565	—	—
Deutsche Real Estate Securities Income Fund	92,036	85,998	173,985	(21,894)	860	102	—
Deutsche Short Duration Fund	3,322,055	26,146,371	28,918,248	(659,892)	199,211	—	—
Deutsche Small Cap Core Fund	1,856,126	1,162,087	1,217,200	324,821	—	171,543	2,230,863
Deutsche Small Cap Growth Fund	242,474	187,158	425,221	(10,030)	—	—	—
Deutsche Small Cap Value Fund	80,465	73,115	145,432	(21,460)	—	—	—
Deutsche U.S. Bond Index Fund	3,603,784	18,110,140	7,609,117	(289,206)	296,339	58,750	14,387,326
Deutsche World Dividend Fund	712,880	487,255	1,193,880	16,794	3,341	—	—
Deutsche X-trackers MSCI Europe Hedged Equity ETF	165,888	104,452	274,115	(6,256)	—	—	—
Deutsche X-trackers MSCI Japan Hedged Equity ETF	89,746	2,785,546	2,314,321	(556,349)	1,685	63,182	—
Deutsche Central Cash Management Government Fund	2,000,577	65,293,187	63,762,637	—	12,919	—	3,531,127
Total	62,611,624	207,494,555	202,417,428	348,881	1,735,902	1,595,640	70,122,170

* Includes affiliated Underlying Deutsche Funds transactions acquired from the merger with Deutsche Life Compass Retirement Fund of $43,057,244.

Deutsche Multi-Asset Global Allocation Fund

Affiliate	Value ($) at 8/31/2015	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 8/31/2016
Deutsche Capital Growth Fund	1,329,922	—	1,414,793	526,032	—	—	—
Deutsche Core Equity Fund	21,802,868	414,881	19,820,600	5,583,276	76,724	338,156	3,269,193
Deutsche Core Plus Income Fund	7,114,591	4,900,335	6,150,600	(294,101)	189,635	—	5,946,616
Deutsche Diversified Market Neutral Fund	1,818,631	—	1,816,519	(132,191)	—	—	—
Deutsche EAFE Equity Index Fund	5,085,111	20,000,000	5,977,850	874,600	—	—	19,464,983
Deutsche Emerging Markets Equity Fund	3,394,120	5,912,456	8,044,341	(1,527,504)	16,756	—	—
Deutsche Enhanced Commodity Strategy Fund	5,196,903	126,326	4,338,800	(1,656,322)	11,626	—	610,721
Deutsche Enhanced Emerging Markets Fixed Income Fund	4,804,650	774,073	5,306,202	(931,843)	122,973	—	—
Deutsche Enhanced Global Bond Fund	3,022,019	1,755,006	2,888,700	(386,489)	57,606	—	1,984,849
Deutsche Equity 500 Index Fund	19,644,641	79,776	20,916,958	7,929,548	79,776	—	—
Deutsche European Equity Fund	—	9,921,814	4,942,700	(367,197)	71,414	—	4,130,566
Deutsche Floating Rate Fund	1,981,955	2,329,581	4,206,953	(197,676)	33,381	—	—
Deutsche GNMA Fund	—	5,327,274	5,338,593	11,319	24,572	—	—
Deutsche Global Equity Fund	2,675,726	—	2,776,664	644,812	—	—	—
Deutsche Global Growth Fund	968,471	18,443,876	7,912,200	(268,291)	679	—	11,131,883
Deutsche Global High Income Fund	—	6,715,478	343,700	7,053	250,533	56,191	6,750,611
Deutsche Global Inflation Fund	11,052,498	1,864,134	7,755,800	(390,070)	64,134	—	5,270,671
Deutsche Global Infrastructure Fund	5,909,278	5,656	6,032,448	(734,526)	5,656	—	—
Deutsche Global Small Cap Fund	3,803,348	1,250,560	1,785,100	(320,850)	0	211,060	2,958,209
Deutsche High Income Fund	2,932,379	1,514,372	4,006,163	(202,463)	46,372	—	414,903
Deutsche Latin America Equity Fund	100,573	—	97,576	(70,590)	—	—	—
Deutsche Real Estate Securities Fund	5,669,830	27,908	6,298,012	48,803	27,908	—	—
Deutsche Real Estate Securities Income Fund	173,837	1,726	185,180	(24,171)	1,542	184	—
Deutsche Short Duration Fund	4,912,931	6,916,584	11,652,102	(335,407)	86,884	—	—
Deutsche Small Cap Core Fund	4,674,786	—	4,774,604	1,480,916	—	—	—
Deutsche Small Cap Growth Fund	610,897	—	610,226	(17,609)	—	—	—
Deutsche Small Cap Value Fund	202,812	—	208,543	(46,961)	—	—	—
Deutsche U.S. Bond Index Fund	5,329,843	4,572,628	5,591,903	(261,434)	109,214	18,189	4,453,244
Deutsche World Dividend Fund	1,830,029	8,140	1,887,880	(96,323)	8,140	—	—
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	—	3,162,705	129,161	4,698	—	—	3,135,057
Deutsche X-trackers MSCI Europe Hedged Equity ETF	406,944	—	420,678	(10,873)	—	—	—
Deutsche X-trackers MSCI Japan Hedged Equity ETF	214,610	5,745,822	5,047,279	(902,098)	3,319	124,462	—
Deutsche Central Cash Management Government Fund	—	168,492,090	160,956,835	—	12,543	—	7,535,255
Total	126,664,203	270,263,201	319,635,663	7,936,068	1,301,387	748,242	77,056,761

Deutsche Multi-Asset Moderate Allocation Fund

Affiliate	Value ($) at 8/31/2015	Purchases Cost ($)*	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 8/31/2016
Deutsche Capital Growth Fund	373,765	68,261	546,211	261,801	—	—	—
Deutsche Core Equity Fund	6,132,698	8,087,446	3,122,500	(361,542)	118,112	1,030,276	11,740,693
Deutsche Core Plus Income Fund	1,099,112	3,283,120	1,593,400	(46,863)	77,789	—	2,857,018
Deutsche Diversified Market Neutral Fund	436,169	157,100	590,920	(15,907)	—	—	—
Deutsche EAFE Equity Index Fund	1,347,278	420,546	1,902,003	372,925	—	—	—
Deutsche Emerging Markets Equity Fund	860,220	2,689,821	2,975,272	(650,045)	7,320	—	—
Deutsche Enhanced Commodity Strategy Fund	912,548	432,801	760,200	(316,186)	3,334	—	401,817
Deutsche Enhanced Emerging Markets Fixed Income Fund	1,214,544	848,288	1,888,204	(355,256)	40,047	—	—
Deutsche Enhanced Global Bond Fund	444,156	1,308,145	651,900	(51,034)	25,748	—	1,151,464
Deutsche Equity 500 Index Fund	5,529,804	1,045,816	8,092,237	3,477,806	23,657	—	—
Deutsche European Equity Fund	—	3,719,831	1,724,400	(230,619)	31,731	—	1,580,786
Deutsche Floating Rate Fund	416,969	727,579	967,800	(83,782)	20,294	—	109,449
Deutsche GNMA Fund	—	2,832,065	2,838,082	6,018	13,063	—	—
Deutsche Global Equity Fund	709,801	214,320	1,024,094	241,579	—	—	—
Deutsche Global Growth Fund	256,952	53,920	364,189	54,114	—	—	—
Deutsche Global High Income Fund	—	538,810	73,200	4,186	18,458	—	505,898
Deutsche Global Inflation Fund	1,219,954	1,538,668	460,200	(5,413)	28,632	—	2,383,129
Deutsche Global Infrastructure Fund	1,204,887	456,165	1,646,005	(174,967)	1,215	—	—
Deutsche Global Small Cap Fund	1,008,957	418,509	1,405,551	(106,179)	—	—	—
Deutsche High Income Fund	616,996	554,289	169,500	(14,011)	52,811	—	1,011,072
Deutsche Latin America Equity Fund	25,366	15,886	34,608	(21,826)	—	—	—
Deutsche Real Estate Securities Fund	1,168,144	424,345	1,736,636	44,209	6,059	—	—
Deutsche Real Estate Securities Income Fund	35,838	14,402	50,941	(5,961)	335	40	—
Deutsche Short Duration Fund	759,145	3,578,763	4,267,602	(93,998)	30,251	—	—
Deutsche Small Cap Core Fund	1,331,618	395,679	389,900	86,561	—	128,210	1,626,154
Deutsche Small Cap Growth Fund	174,171	71,512	245,084	(3,117)	—	—	—
Deutsche Small Cap Value Fund	57,723	25,832	83,708	(6,504)	—	—	—
Deutsche U.S. Bond Index Fund	825,336	1,548,155	1,149,012	(48,814)	29,358	5,633	1,264,141
Deutsche World Dividend Fund	485,553	161,809	696,189	73,608	2,276	—	—
Deutsche X-trackers MSCI Europe Hedged Equity ETF	106,272	41,230	150,494	(3,434)	—	—	—
Deutsche X-trackers MSCI Japan Hedged Equity ETF	54,628	2,172,618	1,770,953	(453,479)	1,304	48,914	—
Deutsche Central Cash Management Government Fund	8,325,858	25,885,567	32,133,964	—	5,406	—	2,077,461
Total	37,134,462	63,731,298	75,504,959	1,573,870	537,200	1,213,073	26,709,082

* Includes affiliated Underlying Deutsche Funds transactions acquired from the merger with Deutsche Life Compass 2040 Fund of $7,549,829.

G. Acquisition of Assets

On October 16, 2015, the Deutsche Multi-Asset Conservative Allocation Fund (the "Fund") acquired all of the net assets of Deutsche LifeCompass Retirement Fund pursuant to a plan of reorganization approved by shareholders of Life Compass Retirement Fund on September 11, 2015. The acquisition was accomplished by a tax-free exchange of 940,654 Class A shares, 3,445 Class B shares, 263,240 Class C shares and 2,865,417 Class S shares of LifeCompass Retirement Fund for 937,553 Class A shares, 3,437 Class B shares, 262,548 Class C shares and 2,858,792 Class S shares of the Fund, respectively, outstanding on October 16, 2015. Deutsche LifeCompass Retirement Fund net assets at that date, $49,219,254, including $2,915,232 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $65,095,379. The combined net assets of the Fund immediately following the acquisition were $114,314,633.

On October 16, 2015, the Deutsche Multi-Asset Moderate Allocation Fund (the "Fund") acquired all of the net assets of Deutsche LifeCompass 2040 Fund pursuant to a plan of reorganization approved by shareholders of Life Compass 2040 Fund on September 11, 2015. The acquisition was accomplished by a tax-free exchange of 1,014,186 Class A shares, 72,407 Class C shares and 794,298 Class S shares of LifeCompass 2040 Fund for 629,907 Class A shares, 44,978 Class C shares and 494,523 Class S shares of the Fund, respectively, outstanding on October 16, 2015. Deutsche LifeCompass 2040 Fund net assets at that date, $11,298,463 including $2,414,893 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $37,526,779. The combined net assets of the Fund immediately following the acquisition were $48,825,242.

The financial statements reflect the operations of the Funds for the period prior to the acquisition and the combined funds for the period subsequent to the fund mergers. Assuming the acquisitions have been completed on September 1, 2015, the Funds' pro forma results of operations for the period ended August 31, 2016 are as follows:

Deutsche Multi-Asset Conservative Allocation Fund Net investment income	$ 1,686,234
Net gain (loss) on investments	$ 2,719,900
Net increase (decrease) in net assets resulting from operations	$ 4,406,134
Deutsche Multi-Asset Moderate Allocation Fund Net investment income	$ 513,238
Net gain (loss) on investments	$ (262,513)
Net increase (decrease) in net assets resulting from operations	$ 250,725

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Asset Allocation Trust and the Shareholders of Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Deutsche Multi-Asset Conservative Allocation Fund (formerly Deutsche LifeCompass 2015 Fund), Deutsche Multi-Asset Global Allocation Fund (formerly Deutsche LifeCompass 2020 Fund) and Deutsche Multi-Asset Moderate Allocation Fund (formerly (Deutsche LifeCompass 2030 Fund), respectively (the three funds constituting Deutsche Asset Allocation Trust (formerly Deutsche Target Date Series)) (the "Trust"), at August 31, 2016 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Boston, Massachusetts October 25, 2016	PricewaterhouseCoopers LLP

Information About Each Fund's Expenses

As an investor of a Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Funds bear directly, the Funds' shareholders indirectly bear the expenses of the Underlying Funds in which the Funds invest. These expenses are not included in the Funds' annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund limited the ongoing expenses the Funds bear directly; had they not done so, expenses would have been higher. The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2016 to August 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche Multi-Asset Conservative Allocation Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 1,065.17	$ 1,060.39	$ 1,065.69
Expenses Paid per $1,000*	$ 3.22	$ 7.04	$ 1.92
Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 1,022.02	$ 1,018.30	$ 1,023.28
Expenses Paid per $1,000*	$ 3.15	$ 6.90	$ 1.88

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios**	Class A	Class C	Class S
Deutsche Multi-Asset Conservative Allocation Fund	.62%	1.36%	.37%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Deutsche Multi-Asset Global Allocation Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 1,068.70	$ 1,063.90	$ 1,070.20
Expenses Paid per $1,000*	$ 1.56	$ 5.45	$ .26
Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 1,023.63	$ 1,019.86	$ 1,024.89
Expenses Paid per $1,000*	$ 1.53	$ 5.33	$ .25

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios**	Class A	Class C	Class S
Deutsche Multi-Asset Global Allocation Fund	.30%	1.05%	.05%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Deutsche Multi-Asset Moderate Allocation Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 1,084.40	$ 1,085.60	$ 1,085.60
Expenses Paid per $1,000*	$ 2.20	$ 6.13	$ .89
Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 1,023.03	$ 1,019.25	$ 1,024.28
Expenses Paid per $1,000*	$ 2.14	$ 5.94	$ .87

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios**	Class A	Class C	Class S
Deutsche Multi-Asset Moderate Allocation Fund	.42%	1.17%	.17%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Deutsche Multi-Asset Moderate Allocation Fund paid distributions of $0.84 per share from net long-term capital gains during its year ended August 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, Deutsche Multi-Asset Moderate Allocation Fund designates $1,537,000 as capital gain dividends for its year ended August 31, 2016.

For corporate shareholders, 100%, 100% and 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the fiscal year ended August 31, 2016, for Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund, respectively, qualified for the dividends received deduction.

For federal income tax purposes, Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund designate $2,301,000, $4,702,000 and $764,000, respectively, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

In March 2015, the Board of Trustees approved an amended and restated investment management agreement (the "New IMA") between Deutsche Asset Allocation Trust (formerly known as Deutsche Target Date Series), on behalf of its series Deutsche Multi-Asset Conservative Allocation Fund (formerly known as LifeCompass 2015 Fund), Deutsche Multi-Asset Global Allocation Fund (formerly known as LifeCompass 2020 Fund) and Deutsche Multi-Asset Moderate Allocation Fund (formerly known as LifeCompass 2030 Fund), and Deutsche Investment Management Americas Inc. ("DIMA"). Each fund is referred to herein as a "Fund" and, collectively, as the "Funds." The New IMA was considered as part of a proposal made by DIMA to restructure the LifeCompass 2015 Fund, the LifeCompass 2020 Fund and the LifeCompass 2030 Fund from funds that invest primarily in other Deutsche funds ("fund of funds") into managed multi-asset funds that invest directly in various securities and other investments as well as in other funds. DIMA proposed to amend and restate the then current management agreement (the "Prior IMA") between Deutsche Target Date Series, on behalf of the LifeCompass Funds, and DIMA such that DIMA would receive a management fee for its investment management services to the restructured Funds. Under the Prior IMA, DIMA did not receive a management fee from the LifeCompass Funds, but instead received management fees from the underlying Deutsche funds in which the LifeCompass Funds invested. The New IMA was subject to approval by shareholders of the Funds, and shareholders approved the New IMA at a meeting held on September 11, 2015. The New IMA went into effect with the restructuring of the Funds on October 19, 2015.

In September 2015, the Board also approved the continuation of the Prior IMA until the restructuring of the Funds was completed. In approving the continuation of the Prior IMA in September 2015, the Board considered, among other things: (1) information on the nature, quality and extent of services provided by DIMA to the Funds; (2) the Funds' investment management fee schedules, operating expenses and total expense ratios, noting that the Funds did not pay any Fund-level advisory fees under the Prior IMA; (3) profitability information; (4) whether there were economies of scale with respect to the management of the Funds and whether the Funds benefitted from any economies of scale; (5) the character and amount of other incidental benefits received by DIMA and its affiliates; and (6) the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Prior IMA in September 2015 was in the best interests of each Fund.

Below is a description of the Board's considerations of the New IMA in March 2015. In March 2015 (and in September 2015), all of the Trustees were independent of DIMA and its affiliates.

The Board considered DIMA's restructuring proposals, including the New IMA, over the course of in person meetings conducted in January and March 2015. In connection with its review, the Board reviewed and considered extensive materials regarding the restructuring proposals, including the New IMA, and met privately with its counsel to review the proposals. The Board also was advised by its fee consultant, and considered a comprehensive report prepared by its fee consultant regarding the New IMA in connection with its deliberations.

In connection with its review of the New IMA, the Board noted that it approved the renewal of the Funds' Prior IMA in September 2014 and considered many of the same factors that it considered when approving the Prior IMA. In this regard, the Board noted that, with the exception of the fee arrangements, the terms of the New IMA were substantially the same as the terms of the Prior IMA. The Board also considered, among other factors, the following:

— DIMA's belief that implementation of the New IMA was necessary in order to restructure the Funds' investment strategies, and that the restructuring would create the potential for improved performance as a result of greater investment flexibility and the ability to implement investment ideas with greater precision than was possible with the Funds' current fund of funds structure. In this regard, as part of its review of the restructuring proposals, the Board considered information regarding the similarities and differences between each Fund's current investment strategies and allocations across various asset classes, and each Fund's strategies and expected asset class allocations assuming approval of the New IMA and completion of the restructuring.

— DIMA's belief that the restructured Funds would have broader appeal to potential new investors, creating the opportunity for growth of assets and potential economies of scale as the Funds increase in size.

— The experience of DIMA and the investment personnel proposed to manage the Funds following implementation of the New IMA and completion of the restructuring.

— Each Fund's investment management fee schedule and total operating expense ratios, assuming implementation of the New IMA, including comparative information provided by Lipper Inc. ("Lipper") and the Board's fee consultant regarding investment management fee rates paid to other investment advisors by similar funds, and the net annual operating expense ratios for similar funds. The Board also considered each Fund's management fee rate under the New IMA as compared to fees charged by DIMA to comparable funds and considered differences between each Fund and these comparable funds.

— As a result of the expense caps that DIMA agreed to implement for each Fund, each Fund's net annual operating expense ratios (including for this purpose both direct Fund expenses and indirect expenses incurred as a result of investments in underlying funds and ETFs) would be lower than each Fund's current net annual operating expense ratios from the effective date of the New IMA through at least September 30, 2018.

— The current size of each Fund; in this regard, the Board concluded that, based on each Fund's current asset levels and expense caps, among other factors, each Fund's fee schedule represents an appropriate sharing of such economies of scale as may exist in the management of each Fund, and that the profitability of each Fund is not expected to be unreasonable.

Based on all of the information considered, the Board concluded that the management fees to be paid by each Fund under the New IMA were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by DIMA. The Board unanimously determined that approval of the New IMA was in the best interests of each Fund, and approved the New IMA. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New IMA.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Deutsche Multi-Asset Conservative Allocation Fund

	Class A	Class C	Class S
Nasdaq Symbol	SPDAX	SPDCX	SPBAX
CUSIP Number	25158W 106	25158W 304	25158W 403
Fund Number	481	781	2081

Deutsche Multi-Asset Global Allocation Fund

	Class A	Class C	Class S
Nasdaq Symbol	SUPAX	SUPCX	SPGRX
CUSIP Number	25158W 783	25158W 817	25158W 825
Fund Number	482	782	2082

Deutsche Multi-Asset Moderate Allocation Fund

	Class A	Class C	Class S
Nasdaq Symbol	PLUSX	PLSCX	PPLSX
CUSIP Number	25158W 833	25158W 866	25158W 874
Fund Number	1084	1384	2084

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche multi-Asset Conservative Allocation Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$54,580	$0	$0	$0
2015	$42,280	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$52,339	$0	$52,339
2015	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

Deutsche multi-Asset Global Allocation Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$46,580	$0	$0	$0
2015	$42,280	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$52,339	$0	$52,339
2015	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

Deutsche multi-Asset moderate Allocation Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$50,580	$0	$0	$0
2015	$42,280	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$52,339	$0	$52,339
2015	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Asset Allocation Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 28, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 28, 2016